BLACKROCK MUNICIPAL BOND FUND, INC.

BlackRock High Yield Municipal Fund

(the “Fund”)

Supplement dated January 17, 2020 to the Summary Prospectuses, Prospectuses and Statement of Additional Information of the Fund, each dated October 28, 2019, as supplemented to date

Effective February 1, 2020, the following changes are made to the Fund’s Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”), as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock High Yield Municipal Fund — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock High Yield Municipal Fund — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Walter O’Connor, CFA	2006	Managing Director of BlackRock, Inc.
Theodore R. Jaeckel, CFA	2006	Managing Director of BlackRock, Inc.
Michael Perilli, CFA	2020	Vice President of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Funds — How Each Fund Invests — High Yield Fund — About the Portfolio Management of the High Yield Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE HIGH YIELD FUND
The Fund is managed by a team of financial professionals. Theodore R. Jaeckel, Jr., CFA, Walter O’Connor, CFA and Michael Perilli, CFA, are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectuses entitled “Management of the Funds — Portfolio Manager Information — High Yield Fund” is deleted in its entirety and replaced with the following:

High Yield Fund

The Fund is managed by a team of financial professionals. Walter O’Connor, CFA, Theodore Jaeckel, CFA, and Michael Perilli, CFA, are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Walter O’Conner, CFA	Responsible for the day-to-day management of each Fund’s portfolio, including setting each Fund’s overall investment strategy and overseeing the management of each Fund.	2006	Managing Director of BlackRock, Inc. since 2006.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Theodore R. Jaeckel, CFA	Responsible for the day-to-day management of each Fund’s portfolio, including setting each Fund’s overall investment strategy and overseeing the management of each Fund.	2006	Managing Director of BlackRock, Inc. since 2006.
Michael Perilli, CFA	Responsible for the day-to-day management of each Fund’s portfolio, including setting each Fund’s overall investment strategy and overseeing the management of each Fund.	2020	Vice President of BlackRock, Inc. since 2017; Associate of BlackRock, Inc. from 2011 to 2016.

The third sentence of the section of the SAI entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers” is deleted in its entirety and replaced with the following:

Theodore R. Jaeckel, Jr., CFA, Walter O’Connor, CFA, and Michael Perilli, CFA, are the portfolio managers of the High Yield Fund and are jointly and primarily responsible for the day-to-day operations of the Fund.

The table in the section of the SAI entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Other Funds and Accounts Managed — High Yield Fund” is deleted in its entirety and replaced with the following:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr., CFA	33 $28.23 Billion	0 $0	0 $0	0 $0	0 $0	0 $0
Walter O’Connor, CFA	29 $25.36 Billion	0 $0	0 $0	0 $0	0 $0	0 $0
Michael Perilli, CFA*	21 $5.54 Billion	0 $0	0 $0	0 $0	0 $0	0 $0

*	Information as of December 31, 2019.

The first paragraph in the section of the SAI entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Corporation or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed-income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:

Portfolio Manager	Benchmarks
Theodore R. Jaeckel, Jr., CFA Walter O’Connor, CFA Michael Perilli, CFA Kristi Manidis Michael Kalinoski Kevin A. Schiatta, CFA	A combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

The table following the first paragraph in the section of the SAI entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

Portfolio Manager	Portfolio(s) Managed	Dollar Range of Securities Equity Beneficially Owned in the Fund
Theodore R. Jaeckel, Jr., CFA	High Yield Fund	$100,001-$500,000
Walter O’Connor, CFA	National Fund High Yield Fund	$50,001-$100,000 $10,001-$50,000
Michael Perilli*	High Yield Fund	None
Kevin A. Schiatta, CFA	Short-Term Fund	None
Kristi Manidis**	Short-Term Fund	None
Michael Kalinoski, CFA	National Fund	$10,001-$50,000

*	Information as of December 31, 2019.
**	Information as of July 31, 2019.

Shareholders should retain this Supplement for future reference.

PR2SAI-10051-0120